Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment

5. Property, Plant and Equipment

As a result of the 2012 Change in Control Transaction, a purchase accounting fair value increase adjustment of $21.3 million was recorded and allocated primarily to our corporate headquarters building and related building improvements as the other assets carrying values approximated their fair values. Accumulated depreciation for all assets was reduced to zero on April 30, 2012, as a result of purchase accounting adjustments. See Note 2, “Change in Control Transactions.”

Property, plant and equipment consisted of the following:

(in millions)	TransUnion Holding and TransUnion Corp Successor December 31, 2012	TransUnion Corp Predecessor December 31, 2011
Purchased software	$26.2	$144.5
Computer equipment and furniture	75.5	242.5
Building and building improvements	42.7	61.1
Land	3.2	3.2

Total cost of property, plant and equipment	147.6	451.3
Less: accumulated depreciation	(26.4)	(342.3)

Total property, plant and equipment, net of accumulated depreciation	$121.2	$109.0

For TransUnion Holding, depreciation expense from inception through December 31, 2012, including amortization of assets recorded under capital leases, was $26.7 million. For TransUnion Corp Successor, depreciation expense for the eight months ended December 31, 2012 was $26.7 million. For TransUnion Corp Predecessor, depreciation expense for the four months ended April 30, 2012, and the years ended December 31, 2011 and 2010 was $12.4 million, $39.3 million and $39.6 million, respectively.